UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004



                          AMERICAN ECOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-11688                 95-3889638
            --------                    -------                 ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       Lakepointe Centre I,
    300 E. Mallard, Suite 300
           Boise, Idaho                                         83706
(Address of principal executive                                 -----
             offices)                                        (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other  Events  and  Regulation  FD

On August 9, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES SETTLEMENT OF NEBRASKA LOW-LEVEL RADIOACTIVE WASTE LAWSUIT". The press release, dated August 9, 2004, is attached as Exhibit 99 and incorporated by reference herein.


Exhibit 99 Press Release, dated August 9, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES SETTLEMENT OF NEBRASKA LOW-LEVEL RADIOACTIVE WASTE LAWSUIT"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            AMERICAN ECOLOGY CORPORATION
                                   (Registrant)






Date: August 10, 2004       By:  /S/  James R. Baumgardner
                                 -----------------------------------------------
                                 James  R.  Baumgardner
                                 Senior Vice President, Chief Financial Officer,
                                 Secretary  and  Treasurer



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
                                    EXHIBIT INDEX


Exhibit       Description
-------       -----------

Exhibit 99 Press Release, dated August 9, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES SETTLEMENT OF NEBRASKA LOW-LEVEL RADIOACTIVE WASTE LAWSUIT"


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